                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2000

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

       United States                   333-32263                 22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

        802 Delaware Avenue, Wilmington, Delaware    19801
        -----------------------------------------    ------------
        (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

          New York                     333-32236                 13-4994650
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

        270 Park Avenue, New York, New York          10017
        -----------------------------------------    ------------
        (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Item 5. Other Events:

      Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

      On February 15, 2000, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit
20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

            Exhibits          Description
            --------          ---------------


            20.1              Monthly Report with respect to the February 15,
                              2000 distribution

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 23, 2000


                                    THE CIT GROUP/SALES FINANCING, INC.,
                                    as Servicer


                                    By: /s/ Frank Garcia
                                        -------------------------------
                                    Name:  Frank Garcia
                                    Title: Vice President

                                      INDEX TO EXHIBITS

Exhibit No.                           Description
-----------                           -----------

20.1                                  Monthly  Report with  respect to the
                                      February 15, 2000 distribution